IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Federated Global Equity Fund
A Portfolio of Federated Equity Funds
INSTITUTIONAL SHARES (TICKER FGLEX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED jANUARY 31, 2014
Effective April 28, 2014, Federated Global Equity Fund will change its name to “Federated Emerging Markets Equity Fund.” Accordingly, any and all references to “Federated Global Equity Fund” should be deleted and replaced with “Federated Emerging Markets Equity Fund.”
1. On the cover page, please delete the first sentence and replace it with the following:
“A mutual fund seeking long-term capital appreciation by investing primarily in emerging markets.”
2. Under the heading entitled, “What are the Fund's Main Investment Strategies?,” please delete the section and replace with the following:
“The Fund invests primarily in equity securities of emerging markets. The Fund may invest in a company of any style or size (including companies with large-, medium- or small-market capitalizations). The Fund may also opportunistically invest in emerging market fixed-income securities to gain exposure to a certain market sector or for other reasons consistent with its investment strategy.
In selecting securities, the Fund's investment adviser (“Adviser”) focuses first on country selection seeking to identify emerging market countries, whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor and evidence of other factors which the Adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the Adviser uses bottom up stock research and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators and corporate quality indicators. The Fund may buy or sell foreign currencies (which may be implemented through derivative contracts such as forward or future contracts) in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets. The Fund may invest in hybrid investments (such as notes linked to underlying securities, indices or commodities), or derivative contracts (such as futures, options and swaps), as well as exchange-traded funds (ETFs) to implement its investment strategy and to hedge against losses in the Fund.
Because the Fund refers to emerging market equity securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in emerging market equity securities.”

3. Under the heading entitled, “What are the Main Risks of Investing in the Fund?,” please add the following:
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Interest Rate Risk. Prices of fixed-income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. Also, interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
■	Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade that generally are subject to greater interest rate, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
4. Under the heading entitled, “Average Annual Total Return Table,” please add the following as the last line item and corresponding footnote:
Morgan Stanley Capital International Emerging Markets Index[3] (reflects no deduction for fees, expenses or taxes)	-2.60%	-0.93%
3	The Fund's investment adviser has elected to change its broad-based securities market index from the Morgan Stanley Capital International All Country World Index to the Morgan Stanley Capital International Emerging Markets Index (“Emerging Markets Index”). The Emerging Markets Index is more representative of the securities in which the Fund invests. The Emerging Markets Index captures large- and mid-cap representation across 21 Emerging Markets (EM) countries. With 824 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. As of November 2013, the MSCI Emerging Markets Index consisted of the following country indices: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic, Egypt, Greece, Hungary, Poland, Russia, South Africa, Turkey, China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.
February 25, 2014
Federated Global Equity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452025 (2/14)